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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 13, 2004

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       000-21831                 22-3375134
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(State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)             File Number)           Identification No.)




2 Andrews Drive, West Paterson, NJ                                     07424
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (973) 256-8181
                                                    ----------------------------


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          (Former name or former address, if changes since last report)




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ITEM 7. Financial Statements and Exhibits

         (c) Exhibits

         99.1     Press release dated  February 13, 2004.


ITEM 12. Results of Operations and Financial Condition

On February 13, 2003, Interactive Systems Worldwide Inc. issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing its financial results for the three months ended December 31, 2003.

Such information, including the exhibit attached hereto under "Item 7. Financial Statements and Exhibits" shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERACTIVE SYSTEMS WORLDWIDE INC
                                     (Registrant)


Date:  February 13, 2004             By: /s/ Barry Mindes
                                         --------------------
                                         Barry Mindes
                                         Chairman and Chief Executive Officer


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                        INDEX TO EXHIBITS

Exhibit Number         Description of Document
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99.1                   Press release of the Company dated February 13, 2004